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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

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                         DATE OF REPORT: OCTOBER 1, 1997

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                            OAK HILL FINANCIAL, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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    Ohio                          0-26876                      31-1010517
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(STATE OR OTHER            (COMMISSION FILE NO.)             (IRS EMPLOYER
JURISDICTION OF                                           IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)



                              14621 State Route 93
                               Jackson, Ohio 44640
                                 (614) 286-3283
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)

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                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 2.  ACQUISITIONS OR DISPOSITIONS OF ASSETS

         On April 28, 1997, Oak Hill Banks, a banking corporation chartered under the laws of Ohio ("Oak Hill Banks"), and Unity Savings Bank, a savings bank chartered under the laws of Ohio ("Unity"), entered into an Agreement and Plan of Merger, dated as of April 28, 1997 and a Supplemental Agreement thereto (collectively the "Merger Agreement"), whereby Unity would be merged with and into Oak Hill Banks (the "Merger"). Oak Hill Banks is a wholly owned subsidiary of Oak Hill Financial, Inc., an Ohio corporation ("Oak Hill Financial").

         The Merger was consummated on October 1, 1997. Pursuant to the terms of the Merger Agreement, each shareholder of Unity received 6.903 shares of Oak Hill Financial Common Stock in exchange for each Unity share. The total consideration paid by Oak Hill Financial was approximately $12.7 million based upon the issuance of 643,704 shares at $19.50 per share, the closing price of the Oak Hill Financial Common Stock on October 1, 1997.

         Oak Hill Financial filed with the Securities and Exchange Commission a Registration Statement on Form S-4, which was declared effective on July 23, 1997, to register the shares distributed to Unity's shareholders.

         The transaction was accomplished through arms-length negotiations between Oak Hill Financial and Unity's management. There was no material relationship between Unity's shareholders and Oak Hill Financial or its affiliates, officers, and directors prior to this transaction.

         Oak Hill Financial's press release issued on October 2, 1997 regarding the consummation of the Merger is attached as Exhibit 99 to this report and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                  It is impracticable for Oak Hill Financial to provide the required financial statements of Unity at the time of filing of this report. Oak Hill Financial undertakes to file such financial information as an amendment to this Form 8-K as soon as practicable after the date hereof, but in no event later than sixty (60) days from the date by which this report on Form 8-K is required to be filed.

         (b)      PRO FORMA FINANCIAL INFORMATION.

         It is impracticable for Oak Hill Financial to provide the required pro forma financial statements at the time of filing of this report. Oak Hill Financial undertakes to file such pro forma financial information as an amendment to this Form 8-K as soon as practicable after the date hereof,

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but in no event later than sixty (60) days from the date by which this report on
Form 8-K is required to be filed.

         (c)  EXHIBITS.

             Exhibit No.                      Description

                2(a) Agreement and Plan of Merger, dated as of April 28, 1997, between Oak Hill Banks and Unity Savings Bank. (Reference is made to Exhibit 2(a) to the Form 8-K, dated April 28, 1997 and filed on May 6, 1997, and incorporated herein by reference).

                2(b) Supplemental Agreement, dated as of April 28, 1997, among Oak Hill Financial, Inc., Oak Hill Banks, and Unity Savings Bank. (Reference is made to Exhibit 2(b) to the Form 8-K, dated April 28, 1997, and filed on May 6, 1997, and incorporated herein by reference).

                 99 Press release of Oak Hill Financial, Inc., issued October 2, 1997, regarding consummation of the Merger.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         OAK HILL FINANCIAL, INC.



Date:  October 14, 1997                  By:   /s/ John D. Kidd
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                                                 John D. Kidd, President








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                                  EXHIBIT INDEX


Exhibit No.                         Description                          Page

   2(a) Agreement and Plan of Merger, dated as of April 28, 1997, between Oak Hill Banks and Unity Savings Bank. (Reference is made to Exhibit 2(a) to the Form 8-K, dated April 28, 1997 and filed on May 6, 1997, and incorporated herein by reference).

   2(b) Supplemental Agreement, dated as of April 28, 1997, among Oak Hill Financial, Inc., Oak Hill Banks, and Unity Savings Bank. (Reference is made to Exhibit 2(b) to the Form 8-K, dated April 28, 1997, and filed on May 6, 1997, and incorporated herein by reference).

    99 Press release of Oak Hill Financial, Inc. issued October 2, 1997, regarding consummation of the Merger.





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